Summary Prospectus Supplement	January 30, 2017

Putnam Money Market Fund
Summary Prospectus dated January 30, 2017

The Average annual total returns table in the sub-section Performance in the section Investments, risks and performance is supplemented to reflect that the 10-year performance for class R shares before taxes is 0.68%.

PUTNAM INVESTMENTS	304884 - 1/17